                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

        Date of Report (Date of earliest event reported): April 4, 2000

                       Commission File Number: 000-25269


                               VerticalNet, Inc.
   -------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter.)


            Pennsylvania                                 23-2815834
--------------------------------------------------------------------------------
    (State or other jurisdiction of            (I.R.S. Employer Identification
     incorporation or organization)                        No.)



                               700 Dresher Road
                               Horsham, PA 19044
             -----------------------------------------------------
                   (Address of principal executive offices,
                              including zip code)


      Registrant's telephone number, including area code: (215) 328-6100

                                Not Applicable
                  ------------------------------------------
                            (Former name or former
                    address, if changed since last report.)

ITEM 5.  OTHER EVENTS

(a) As previously disclosed both in VerticalNet, Inc.'s Current Report on Form 8-K, dated February 11, 2000 and filed with the Securities and Exchange Commission on February 22, 2000, and VerticalNet's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on March 30, 2000 (the "1999 Form 10-K"), VerticalNet entered into a binding letter agreement with Microsoft Corporation on January 17, 2000 with respect to a strategic relationship. Under the terms of the letter agreement, VerticalNet agreed with Microsoft to a three-year commercial relationship and an equity investment by Microsoft in VerticalNet.

As previously disclosed in the 1999 Form 10-K, VerticalNet entered into a definitive agreement with Microsoft on March 29, 2000 with respect to the commercial relationship.

On April 10, 2000, VerticalNet announced that, on April 7, 2000, Microsoft and VerticalNet completed Microsoft's equity investment in VerticalNet (the "Investment"). Microsoft purchased 100,000 shares of VerticalNet's Series A 6.00% convertible redeemable preferred stock, which are initially convertible into 1,151,080 shares of VerticalNet's common stock, in exchange for $100 million in cash. Under the terms of the Investment, Microsoft received registration rights and the right to nominate one member of VerticalNet's board of directors. In addition, Microsoft received warrants entitling Microsoft to purchase 1,500,000 shares of VerticalNet's common stock at an exercise price of $69.50 per share.

VerticalNet issued a press release announcing the execution of the definitive agreement concerning the commercial relationship and the completion of the Investment. This release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The statement setting forth the designations, rights and preferences of VerticalNet's Series A 6.00% convertible redeemable preferred stock was filed with the Pennsylvania Department of State on March 31, 2000. This statement is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

(b) On April 4, 2000, VerticalNet announced that it had completed a two-for-one stock split for its shareholders of record on March 17, 2000. VerticalNet issued a press release announcing the completion of the stock split, which is filed herewith as Exhibit 99.2. An amendment to VerticalNet's amended and restated articles of incorporation in which VerticalNet increased the number of authorized shares of its common stock by 36,787,533 shares (i.e., the number of outstanding shares as of March 17, 2000) to a total of 126,787,533 is filed herewith as Exhibit 3.1. Each of these exhibits is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

          (c)  Exhibits          EXHIBIT INDEX
               --------          -------------

                    Exhibit No.    Description
                    -----------    -----------

                    3.1 Amendment to Amended and Restated Articles of Incorporation.

                    4.1 Statement with Respect to Shares of Series A 6.00% Convertible Redeemable Preferred Stock due 2010 of VerticalNet, Inc.

                    99.1           Press Release dated April 10, 2000

                    99.2           Press Release dated April 4, 2000

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERTICALNET, INC.


Date:  April 11, 2000                    By: /s/ James W. McKenzie, Jr.
                                        ----------------------------------------
                                        James W. McKenzie, Jr.
                                        Senior Vice President & General Counsel

                                 EXHIBIT INDEX
                                 -------------

                    Exhibit No.    Description
                    -----------    -----------

                    3.1 Amendment to Amended and Restated Articles of Incorporation.

                    4.1 Statement with Respect to Shares of Series A 6.00% Convertible Redeemable Preferred Stock due 2010 of VerticalNet, Inc.

                    99.1           Press Release dated April 10, 2000

                    99.2           Press Release dated April 4, 2000